Exhibit 99.1 Investor Presentation April 2020

Safe Harbor This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified by words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trends,” “objectives,” “continues” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. The following factors, among others, may cause actual results to differ materially from current expectations in the forward-looking statements, including those set forth in this presentation: political, legal, regulatory, and general economic or business conditions, either nationally or regionally; geopolitical uncertainties throughout the world; weather-related, disease, viruses, wide-spread health emergencies, pandemics, and other adverse climate or other conditions that may impact our business and our customers’ businesses; changes in the interest rate environment or interest rate changes made by the Board of Governors of the Federal Reserve; credit performance of our loan portfolio; adequacy of the allowance for loan losses and access to low-cost funding sources; our ability to achieve the projected cost savings from our acquisitions and do so in the time expected; operating costs, customer loss and business disruption following our acquisitions may be greater than expected; the unavailability of LIBOR; impairment of goodwill; dependence on our management team and ability to attract and retain qualified employees; governmental regulation and changes in regulatory, tax and accounting rules and interpretations; stringent capital requirements; future FDIC insurance premium increases; CFPB restrictions on our ability to originate and sell mortgage loans; cyber-security risks, including items such as “denial of service,” “hacking” and “identity theft”; management distraction and costs associated with defending against, and unfavorable resolution with respect to, significant litigation, including class action litigation, and regulatory proceedings; inability to meet liquidity requirements; inability to grow organically or through acquisitions; impairment of collateral underlying our loans; environmental remediation and other costs associated with repossessed properties; ineffective internal operational controls; competition; meeting market demand with current and new products; reliance on external vendors; soundness of other financial institutions; failure of technology and failure to effectively implement technology-driven products and services; risks associated with introducing and implementing new lines of business, products or services; failure to execute on strategic or operational plans, including the ability to complete acquisitions or achieve expected costs savings or revenue growth associated with acquisitions; deposit attrition, customer loss and/or revenue loss following completed acquisitions; anti-takeover provisions; changes in dividend policy and the inability of our bank subsidiary to pay dividends; the uninsured nature of any investment in our common stock; decline in market price and volatility of our common stock; voting control of Class B common stock stockholders; controlled company status; dilution as a result of future equity issuances; and subordination of common stock to our indebtedness. These factors are not necessarily all of the factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above and included in our periodic reports filed with the Securities and Exchange Commission under the caption “Risk Factors.” Interested parties are urged to read in their entirety such risk factors prior to making any investment decision with respect to the Company. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. Page 2

FIBK Overview

OVERVIEW	
Headquarters	Billings, MT
Kroll Rating (Subordinated Notes)	BBB
Total Assets	$14.41 Billion
Trust Assets Under Management	$4.74 Billion
Total Core Deposits*	$11.01 Billion

*Core Deposits defined as total deposits excluding time deposits >$100,000 and Brokered Deposits
Sources: SNL and company reports

DESCRIPTION

- Headquartered in Billings, MT and focused on regional community banking in Idaho, Montana, Oregon, South Dakota, Washington, and Wyoming:
  - Over 145 banking offices
  - 238 ATMs, plus 24,000 MoneyPass ATMs
- Offering a full suite of products:
  - Commercial Banking
  - Credit Card Products
  - Indirect Lending
  - Mortgage
  - Retail and Small Business
  - SBA Lending
  - Treasury Management
  - Wealth Management
- Guided by four strategic pillars:
  - Our People, Our Priority
  - Relentless Client Focus
  - Future-Ready, Today
  - Financial Vitality

ASSET MIX



Company Owned Life Insurance 2.0%
Premises & Equipment 2.1%
Other Assets 1.7%
Mortgage Servicing Rights 0.2%
OREO 0.1%
Goodwill & Intangible Assets 4.9%
Cash 6.0%
Investment Securities 21.3%
Net Loans 61.6%

LIABILITY MIX



Long-term debt 0.1%
Other 2.1%
REPOs 4.9%
Deposits 92.9%

Q1 2020 REVENUE BREAKDOWN



Non-Interest Income 26.2%
Net interest income 73.8%

As of March 31, 2020

Page 3

Investment Highlights • Pandemic response: Our people, our clients and our communities • Experienced leadership team • Strong historical financial performance • Diversified client base tempers economic volatility • Strong core deposit funding • Conservative credit strategy, limiting exposure to large losses • Stable sources of non-interest income Page 4

Pandemic Response – Our People

- 68% Working from Home
- Internal and external vendor travel restrictions in place
- Continue to pay employees impacted by COVID-19 related issues (personal or family illness, school and daycare closures, etc.)
- Modified cleaning schedules when exposure risk was considered high
- Provided hand sanitizers and gloves when appropriate to front-line employees
- Medical plans adjusted to eliminate co-insurance payment for COVID-19 testing
- First Relief Employee Assistance Program expanded to provide support to employees experiencing financial challenges due to COVID-19
- Vendor and public usage of facilities restricted
- Reduced operational hours at all locations: closed lobbies, closed drive-ups at 4:00 PM local time, closed drive-ups on Saturdays
- Prioritized contactless client experience primarily servicing clients via drive-up, additional night drop pick up, appointment-only in-branch services, DocuSign® for loan origination, and increased support for the Client Contact Center.

Page 5

Pandemic Response – Our Clients Paycheck Protection Program • Application process up and running on April 3, 2020 • $1,159 million in applications processed through April 27, 2020 • $997 million in loans approved by the SBA through April 27, 2020 • $997 million in loans funded through April 27, 2020 • Impacting 107,000 client employees through April 27, 2020 PPP by State Size of PPP loans South Dakota 6% Other 2% Number of Total Dollars Average Loan Size Washington 9% Loans Up to $350K 6,261 $441 million $ 70,000 Montana $350K - $2MM 489 $373 million $ 763,000 Idaho 33% 10% $2MM+ 55 $183 million $ 3.3 million Wyoming 16% Oregon 24% Page 6 As of 4/27/2020

Pandemic Response – Our Clients Forbearances $ Approved % of Portfolio $ Approved Type # Approved Type # Approved (in millions) Balance (in millions) Commercial 1,974 $1,047 16% Mortgage 532 $130 Consumer 1,976 $45 2% Total 3,950 $1,092 12% Commercial Booked Deferrals by Industry Commercial Deferrals by % of Portfolio Balance % of # $ Approved Industry Portfolio Approved (in millions) Other Balance Construction 18% 2% Accommodation & Food Services 375 $388 60% Manufacturing Accomodation Real Estate Rental & Leasing 401 $299 17% 3% & Food Services Health Care & Social Assistance 175 $56 16% 37% Retail Trade 5% Retail Trade 139 $53 15% Manufacturing 89 $36 32% Health Care & Real Estate Construction 95 $26 6% Social Rental & Assistance 5% Leasing Other 700 $189 6% 29% Total 1,974 $1,047 16% Page 7 As of 4/27/2020

Pandemic Response – Our Communities • Additional $1 million pledged to support communities in addition to annual commitment of 2% of net income before taxes • Neighbors Feeding Neighbors program focused on addressing food insecurity; funds double matched by Foundation • Double match of money and volunteer hours to charities that provide food to communities in need • Double match of money from our Foundation for employee contributions to the First Relief Employee Assistance Program • Providing online financial literacy modules Page 8

Experienced Leadership Team Industry Years at Name Title Age Experience FIBK Kevin P. Riley President and Chief Executive Officer 60 30+ Years 7 Years Marcy D. Mutch Chief Financial Officer 60 30+ Years 13 Years Russell A. Lee Chief Banking Officer 64 40+ Years 2 Years Jodi Delahunt Hubbell Chief Operating Officer 54 30+ Years 3 Years Phillip G. Gaglia Chief Risk Officer 55 30+ Years 30 Years Renee L. Newman Chief Strategy Officer 50 25+ Years 3 Years Kade G. Peterson Chief Information Officer 54 30+ Years 2 Years Rachel B. Turitto Chief Human Resources Officer 35 15+ Years 3 Years Kirk D. Jensen General Counsel 50 20+ Years 4 Years David C. Redmon Chief of Staff 55 2 Years 2 Years Page 9

Strong Financial Performance Annual Performance 2016 - 2019 Page 10

Historical Financial Performance

Summary Results

Gross Loans ($000)



$5,478,544
$7,614,355
$8,503,700
$9,031,600
2016Y
2017Y
2018Y
2019Y

Total Deposits ($000) vs. Loan/Deposits (%)



$7,376,110
$9,934,871
$10,680,700
$11,663,500
74.27%
76.64%
79.62%
77.43%
2016Y
2017Y
2018Y
2019Y

Total Revenue ($000)



$416,261
$491,596
$575,800
$644,900
2016Y
2017Y
2018Y
2019Y

Net Interest Income ($000) vs. NIM (%)



$279,765
$349,843
$432,500
$495,000
3.57%
3.64%
3.88%
3.99%
2016Y
2017Y
2018Y
2019Y

NonInt Inc ($000) vs. NonInt Inc/Op. Revenue(%)



$132,016
$137,967
$143,400
$149,800
31.72%
28.07%
24.90%
23.23%
2016Y
2017Y
2018Y
2019Y

NonInt Expense ($000) vs. Efficiency Ratio (%)



61.88%
$261,000
64.77%
$323,900
$360,900
61.31%
$395,900
59.65%
2016Y
2017Y
2018Y
2019Y

Page 11

Historical Financial Performance Summary Results Net Income ($000) Earnings per Share ($) Tangible Book Value per Share ($) $2.83 $181,000 $2.75 $160,200 $19.96 $2.13 $2.05 $17.52 $16.92 $16.04 $106,521 $95,636 2016Y 2017Y 2018Y 2019Y 2016Y 2017Y 2018Y 2019Y 2016Y 2017Y 2018Y 2019Y ROAA (%) ROAE (%) ROATCE (%) 1.28% 1.27% 10.50% 16.70% 9.93% 9.53% 1.10% 15.02% 0.98% 8.57% 12.81% 12.76% 2016Y 2017Y 2018Y 2019Y 2016Y 2017Y 2018Y 2019Y 2016Y 2017Y 2018Y 2019Y Note: The Company remained consistently profitable throughout the financial crisis from 2007-2010 Page 12

Historical Financial Performance

Summary Results

NPAs / Assets (%)


0.96%
0.68%
0.55%
0.39%
2016Y
2017Y
2018Y
2019Y

Texas Ratio (%)


10.36%
8.45%
6.39%
4.15%
2016Y
2017Y
2018Y
2019Y

NPLs ($000) vs. NCOs/Avg. Loans (%)


$76,600
$72,500
$58,100
$48,600
0.20%
0.23%
0.10%
0.16%
2016Y
2017Y
2018Y
2019Y

Tang. Common Equity / Tang. Assets (%)


8.60%
7.75%
8.39%
9.35%
2016Y
2017Y
2018Y
2019Y

Tier 1 Leverage Ratio (%)


10.11%
8.86%
9.47%
10.13%
2016Y
2017Y
2018Y
2019Y

Total RBC Ratio (%)


15.13%
12.76%
12.99%
14.10%
2016Y
2017Y
2018Y
2019Y

Page 13

Diversified Footprint Page 14

The First Interstate Franchise 2018 Inland Northwest Bank, filling in April 2019 footprint in the PNW $826.8 million 20 Branches Idaho Independent Bank (IIBK) $725 million 11 Branches Community 1st Bank (CMYF) 2016 $130 million 3 Branches Flathead Bank of Bigfork $225 million 7 Branches FIBK IIBK 2017 CMYF Bank of the Cascades $3.2 Billion 46 branches 2014 Mountain West Financial Corp. 2015 Absarokee Bancorporation, Inc. 1968 Mr. Homer Scott establishes First Interstate Bank with the purchase of the Bank of Commerce in Sheridan, Wyoming 1916 Predecessor to First Interstate Bank is Established Page 15

Attractive Markets Deposit Market Share and Branch Locations by State States South State / Metric Idaho Montana Oregon Washington Wyoming Dakota % of Market Deposits 5.13% 17.72% 2.39% .12% .32% 15.43% Deposit Market 6th 2nd 11th 13th 32nd 1st Share Rank Number of Branches 23 48 33 14 18 16 Total Population 1,798,355 1,076,710 4,264,603 894,964 7,702,023 576,531 Projected Population 6.5% 4.4% 5.5% 4.8% 6.2% 0.7% Growth (’20-’25) Note: Population by state, projected population growth rate, and total deposits data is sourced from S&P Global Market Intelligence as of June 30, 2019 Page 16

Attractive Markets: Historically Stable Employment MONTANA WYOMING SOUTH DAKOTA WASHINGTON 3.5% 3.7% 3.3% 5.1% (RANKED 19TH) (RANKED 24TH) (RANKED 15TH) (RANKED 39TH) OREGON 3.3% (RANKED 14TH) IDAHO 2.6% (RANKED 3RD) Best 5 States 1 North Dakota 2.2% 2 Hawaii 2.6% 3 Idaho 2.6% 4 New Hampshire 2.6% 5 South Carolina 2.6% Worst 5 States 50 Louisiana 6.9% 49 Nevada 6.3% 48 West Virginia 6.1% 47 Pennsylvania 6% 46 New Mexico 5.9% 0.0% to 2.5% 2.5% to 3.9% 3.9% to 4.9% (U.S. Avg = 4.4%) Source: Bureau of Labour Statistics 4.9% to 7.0% Data as of: 3/31/2020 7.0% or more Page 17

Solid Funding Base Page 18

Strong Core Deposit Base OVERVIEW CDs > $100k 5% Total Deposits $11.57 Billion Time Other 7% Total Core Deposits $11.01 Billion Cost of Deposits (Q1 2020) 25 basis points Demand Non- Interest Bearing 29% Savings 31% Demand Interest Bearing 28% Page 19 As of March 31, 2020

Source of Deposits MARKET SHARE* MARKET SHARE* LOCATION LOCATION Allocation of $11.57B of Deposits by State JUNE 2019 JUNE 2019 Laramie, WY 46% Jackson, WY 15% Oregon 16.6% Riverton, WY 45% Nampa, ID 15% Montana Sheridan, WY 38% Kalispell, MT 14% 37.7% Washington Missoula, MT 30% Coeur d’Alene, ID 11% 4.7% Casper, WY 25% Cheyenne, WY 13% Great Falls, MT 29% Medford, OR 8% Gillette, WY 27% Rapid City, SD 8% Idaho 11.5% Billings, MT 26% Boise, ID 4% Redmond, OR 25% Spokane, WA 4% Wyoming South Spearfish, SD 25% Lynnwood, WA 1% 21.9% Dakota 7.5% Bend, OR 22% Eugene, OR 1% Helena, MT 22% Salem, OR 1% As of March 31, 2020 Bozeman, MT 15% Portland, OR .4% *The market share percentages are per the FDIC, not including Credit Union Deposits within each community. Page 20

Balance of Consumer and Business Deposits $14 48% 48% $12 47% 47% $10 46% 48% $8 49% 49% $ in Billions $6 52% 52% 53% 53% $4 54% 52% 51% 51% $2 $0 2013 2014 2015 2016 2017 2018 2019 Q1 2020 Total Consumer Deposits Total Business Deposits Page 21

Deposit Pricing Strategy Cumulative deposit beta in the declining interest rate environment of 21% BETA SUMMARY BETA Last 100bps Rate Cut 1% Cuts Last 150bps Rate Cuts 9% Last 225bps Rate Cuts 21% Last 25bps Rate Cut 42% Last 50bps Rate Cuts 31% Hikes Last 75bps Rate Cuts 30% Last 100bps Rate Cuts 26% Last 125bps Rate Cuts 21% Last 150bps Rate Cuts 19% Last 175bps Rate Cuts 19% Page 22

Interest Rate Sensitivity NET INTEREST INCOME NET INTEREST INCOME NET INTEREST INCOME VOLATILITY - 12 MONTH HORIZON NET INTEREST INCOME (NII) - Shocks +400 bps 0.32% $550 +300 bps 0.41% $500 +200 bps 0.45% $458 $460 $460 $460 $460 $450 +100 bps 0.37% $421 $396 Base 0.00% $400 Millions $377 $363 -100 bps -8.08% $350 -200 bps -13.62% $300 -300 bps -17.74% -400 bps -20.78% $250 -400 bps -300 bps -200 bps -100 bps Base +100 bps +200 bps +300 bps +400 bps -35% -30% -25% -20% -15% -10% -5% 0% 5% 10% 15% 20% 25% 30% 35% Net Interest Income (NII) ALCO Limits *Base Case assumes static balance sheet as of 3/31/20. Parallel rate shifts. Page 23

Credit Portfolio Page 24

Diversified Loan Portfolio by Industry LOAN MIX COMMERCIAL Real Estate and $9.0 Billion in Loans All Other Rental and Leasing 30% 15% Agriculture RE 3% Commercial Construction 18% Public Administration 9% 4% Agriculture Retail Trade 3% 9% Accommodation and Food Transportation and Commercial RE Services Warehousing 39% 4% 8% Wholesale Trade Consumer Health Care and Social 4% 11% Manufacturing Assistance Finance and Insurance 5% 7% 5% COMMERCIAL REAL ESTATE & CONSTRUCTION Construction RE 11% Commercial Construction Loans Held for 10% Sale Residential RE Residential Construction 1% 14% 5% Land Acquisition and • Average (total) loan size = $63k outstanding / $78k committed exposure Development Owner Occupied 6% 38% Residential Real • Average C&I loan size = $129k outstanding / $202k committed exposure Estate - Multi Family • Average CRE loan size = $653k outstanding / $764k committed exposure 7% Non-Owner Occupied 34% As of March 31, 2020 Page 25

Loan Portfolio by State As of March 31, 2020 Idaho 10% Other* 21% Montana 27% Wyoming 13% Washington 8% Oregon South Dakota 16% 5% * “Other” is an aggregation of central lines of business that includes residential mortgages, credit cards, and indirect consumer loans. Page 26

Trends in Unfunded Commitments Unfunded as a % of Commitment 65.0% 60.0% 55.0% 50.0% 45.0% 40.0% 35.0% 30.0% Dec '17 Mar '18 Jun '18 Sep '18 Dec '18 Mar '19 Jun '19 Sep '19 Dec '19 Mar '20 Revolving and Non-Revolving Lines of Credit Revolving Non-Revolving Page 27

Trends in Unfunded Revolving Commitments Percentage Used / Unused (Revolving) Top Commitments by Loan Portfolio 70.0% (Revolving) 59.1% 58.2% $1,200 60.0% $1,000 50.0% $800 $600 40.0% 41.8% $Millions in $400 40.9% 30.0% $200 20.0% $0 10.0% 0.0% Dec 2018 Mar 2019 Jun 2019 Sep 2019 Dec 2019 Mar 2020 Total Unfunded Commitments % Total Funded Commitments % Total Funded Total Unfunded Page 28 As of March 31, 2020

Stable Asset Quality NON-PERFORMING ASSETS TO TOTAL ASSETS 1.20% 0.98% 1.00% The transition from Purchase 0.80% 0.74% 0.74% Credit Impaired (PCI) to Purchase 0.80% 0.68% 0.63% 0.63% 0.55% 0.54% Credit Deteriorated (PCD) in Q1 0.60% 0.51% 0.51% 0.50% 0.39% 2020 resulted in an increase to 0.40% non-accrual loans of $7.8M. 0.20% 0.00% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 2019 2020 NON-PERFORMING LOANS TO TOTAL LOANS NON-PERFORMING ASSETS TO TOTAL LOANS + OREO 2.00% 1.60% 1.47% 1.64% 1.14% 1.50% 1.20% 1.06% 1.29% 0.95% 0.97% 1.20% 1.16% 1.08% 0.87% 1.02% 0.78% 0.98% 0.80% 0.68% 0.70% 1.00% 0.85% 0.86% 0.82% 0.62% 0.63% 0.81% 0.79% 0.51% 0.54% 0.63% 0.40% 0.50% 0.00% 0.00% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 2019 2020 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 2019 2020 29

Criticized and Classified Loans CRITICIZED LOANS TO TOTAL LOANS 8.00% 7.10% 7.00% 5.69% 5.60% 6.00% 5.26% 5.19% 4.93% 4.99% 4.72% 4.74% 4.57% 4.57% 5.00% 4.29% 4.44% 4.00% 3.00% 2.00% 1.00% 0.00% Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 CLASSIFIED LOANS TO TOTAL LOANS 5.00% 4.42% 4.50% 4.00% 3.53% 3.65% 3.50% 3.22% 3.10% 3.00% 2.80% 2.77% 2.65% 2.62% 2.55% 2.55% 2.65% 2.55% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 30

Top 10 Borrowers Borrower Industry Outstandings Commitments Residential Property Managers $40,346,434 $71,091,894 Support Activities for Oil and Gas Operations $47,127,072 $52,048,323 Recreational Vehicle Dealers $30,928,525 $49,000,000 Lessors of Nonresidential Buildings (except Mini-warehouses) $38,934,803 $42,485,280 New Multifamily Housing Construction (except For-Sale Builders) $9,603,737 $38,176,831 Lessors of Residential Buildings and Dwellings $35,699,774 $36,836,000 Other Activities Related to Real Estate $34,023,232 $35,250,000 Lessors of Nonresidential Buildings (except Miniwarehouses) $35,000,000 $35,000,000 Lessors of Residential Buildings and Dwellings $20,623,365 $33,805,174 Nonresidential Property Managers $16,322,933 $33,655,092 $35M in-house lending limit well below the legal lending limit of $200M reduces risk within the loan portfolio. Page 31 As of March 31, 2020

Hospitality: Portfolio Exposure • 6.7% of total loan portfolio • $92.0 million in unfunded commitments • Hotels (except Casino Hotels) and Motels accounting for 61% of total portfolio NAICS NET PRINCIPAL MONTH DESCRIPTION UNFUNDED COMMITTMENT CODE BALANCE 721110 Hotels (except Casino Hotels) and Motels $368,763,126 $75,676,248 $444,439,374 722511 Full-Service Restaurants $79,065,424 $5,803,452 $84,868,877 Mar 722513 Limited-Service Restaurants $45,098,989 $5,012,000 $50,110,989 2020 721120 Casino Hotels $39,978,147 $1,465,275 $41,443,422 RV (Recreational Vehicle) Parks and 721211 $22,422,394 $1,984,297 $24,406,691 Campgrounds All Other Hospitality * $51,868,698 $2,090,601 $53,959,299 Hospitality Total $607,196,779 $92,031,873 $699,228,652 Page 32 As of March 31, 2020

Hospitality: Industry Performance • $65.6 million in criticized loan categories • $3.9 million in impaired loan categories • $8.0 million or 1.3% in allowance for credit losses • $22 thousand in specific reserves DESCRIPTION CRITICIZED % CRITICIZED CLASSIFIED % CLASSIFIED IMPAIRED % IMPAIRED Hotels (except Casino Hotels) and Motels $49,695,029 13.5% $22,997,978 6.2% $3,112,555 0.8% Full-Service Restaurants $5,510,272 7.0% $3,947,203 5.0% $584,259 0.7% Limited-Service Restaurants $2,778,487 6.2% $931,424 2.1% $206,772 0.5% Casino Hotels $0 0.0% $0 0.0% $0 0.0% RV (Recreational Vehicle) Parks and $4,110,114 18.3% $0 0.0% $0 0.0% Campgrounds All Other Hospitality * $3,482,287 6.7% $3,482,287 6.7% $68,367 0.1% Total Hospitality $65,576,188 10.8% $31,358,892 5.2% $3,971,952 0.7% Page 33 As of March 31, 2020

Hotel Exposure by State $160 • No hotel loan with a balance $139.2 greater than $20 Million. $140 • Approximately $78 Million of $120 Hotel Portfolio Commitments are $106.9 $106.2 currently in the construction $100 $87.7 $87.6 phase. $83.1 $80 $71.9 $ in Millions • More than 80% of Portfolio are flagged hotels. All new hotel loans $60 $55.4 since 2016 are top tier flagged $40 hotels for their market. $23.6 $21.4 $20 $14.4 $14.4 • Average LTV for the portfolio is under 48%. $0.7 $0.7 $0 ID MT OR SD WA WY Other Outstanding Commitment As of March 31, 2020 Page 34

Hotel Outstandings by Risk Distribution Substandard 6% Special Mention 7% Pass-Watch 8% Pass 79% As of March 31, 2020 Page 35

Indirect Auto: Lending CONSUMER INDIRECT PRODUCTION INDIRECT LOAN PORTFOLIO As of March 31, 2020 $400 7.0% 6.84% New Auto, 6.8% $350 27.25% 6.6% Used Auto, $300 42.99% 6.4% $250 6.2% Other, 8.09% $200 6.00% 5.99% 6.0% $ in Millions 5.8% $150 RV, 21.66% 5.6% $100 $76.40 $78.40 $67.6 5.4% $50 • Total Portfolio Yield: 5.98% 5.2% • Average Life of RV: 43 months $0 5.0% 1Q19 4Q19 1Q20 • Average Life of Auto: 33 months New Quarterly Production Production Yield Page 36

Indirect Auto: Delinquency Originations from a Credit Quality Perspective • Approximately 58% of our originations are above a 750 FICO score • Approximately 85% of our originations are above a 700 FICO score • Not participating in the subprime space; less than 1% of the portfolio has a score below 620 Delinquency Trending • Delinquency levels trending back down in April due to dedicated collections focus and payment deferral processing. Delinquency rate was 1.13% as of April 22, 2020. 30-DAY+ DELINQUENCY 1.60% 1.40% 1.20% 1.00% 0.80% 0.60% 0.40% 0.20% 0.00% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2017 2018 2019 2020 Page 37 March 31, 2020 Delinquency at 1.36%, Peer at 1.96%

Agriculture: Portfolio Exposure • 5.4% of total loan portfolio • $165.6 million in unfunded commitments • Beef Cattle Ranching/Farming accounting for 44% of total portfolio NAICS NET PRINCIPAL MONTH DESCRIPTION UNFUNDED COMMITMENT CODE BALANCE 112111 Beef Cattle Ranching and Farming $212,423,659 $70,156,540 $282,580,199 111140 Wheat Farming $70,706,721 $36,484,075 $107,190,796 Mar 111331 Apple Orchards $20,289,373 $9,135,271 $29,424,644 2020 112112 Cattle Feedlots $13,096,063 $14,134,594 $27,230,657 111211 Potato Farming $20,835,510 $4,834,839 $25,670,349 All Other Agriculture * $145,622,048 $30,883,931 $176,505,978 Agriculture Total $482,973,373 $165,629,250 $648,602,623 Page 38 As of March 31, 2020

Agriculture: Industry Performance • $70.9 million in criticized loan categories • $10.9 million in impaired loan categories • $3.7 million or 0.8% allowance for credit losses • $99 thousand in specific reserves DESCRIPTION CRITICIZED % CRITICIZED CLASSIFIED % CLASSIFIED IMPAIRED % IMPAIRED Beef Cattle Ranching and Farming $27,086,855 12.8% $15,245,334 7.2% $1,309,732 0.6% Wheat Farming $8,946,545 12.7% $5,627,896 8.0% $1,219,359 1.7% Apple Orchards $2,067,050 10.2% $2,067,050 10.2% $2,067,050 10.2% Cattle Feedlots $5,381,222 41.1% $5,078,488 38.8% $0 0.0% Potato Farming $532,386 2.6% $0 0.0% $0 0.0% All Other Agriculture * $26,855,945 18.4% $22,289,520 15.3% $6,311,200 4.3% Total Agriculture $70,870,003 14.7% $50,308,288 10.4% $10,907,341 2.3% Page 39 As of March 31, 2020

Mall and Retail Trade: Portfolio Exposure • $52.3 million direct exposure to Malls (0.6% of total loan portfolio) • None in criticized loan categories • $33.5 million direct exposure to Retail Trade (0.4% of total loan portfolio) • $3.9 million in criticized loan categories NAICS NET PRINCIPAL MONTH DESCRIPTION UNFUNDED COMMITMENT CODE BALANCE Shopping Malls $52,278,900 $7,565,189 $59,844,089 451110 Sporting Goods Stores $18,728,337 $3,689,218 $22,417,555 448310 Jewelry Stores $5,239,381 $1,301,460 $6,540,841 Mar 452990 All Other General Merchandise Stores $2,568,575 $93,079 $2,661,654 2020 448190 Other Clothing Stores $1,676,106 $648,345 $2,324,451 448140 Family Clothing Stores $980,687 $177,468 $1,158,155 448120 Women's Clothing Stores $1,075,953 $24,158 $1,100,111 All Other Retail Trade $3,182,966 $175,888 $3,358,854 Mall and Retail Trade Total $85,730,905 $13,674,805 $99,405,710 Page 40 As of March 31, 2020

Oil and Gas: Industry Exposure • $45.0 million in direct exposure (0.5% of total loan portfolio) • $16.2 million in unfunded commitments • $14.0 million in criticized loans category NAICS Net Principal Month Description Unfunded Commitment Code Balance 213112 Support Activities for Oil and Gas Operations $27,081,519 $6,229,528 $33,311,047 211111 Crude Petroleum and Natural Gas Extraction $15,201,758 $8,170,684 $23,372,442 Mar 2020 213111 Drilling Oil and Gas Wells $1,998,399 $1,338,925 $3,337,323 221210 Natural Gas Distribution $641,770 $420,000 $1,061,770 211112 Support Activities for Oil and Gas Operations $110,529 $32,793 $143,322 Oil & Gas Total $45,033,974 $16,191,930 $61,225,903 Page 41 As of March 31, 2020

Oil and Gas: Industry Performance • $4.2 million in impaired loan categories • $1.2 million or 2.6% allowance for credit losses • $20 thousand in specific reserves DESCRIPTION CRITICIZED % CRITICIZED CLASSIFIED % CLASSIFIED IMPAIRED % IMPAIRED Support Activities for Oil and Gas Operations $2,280,261 8.4% $454,722 1.7% $122,000 0.5% Crude Petroleum and Natural Gas Extraction $11,637,991 76.6% $11,024,338 72.5% $4,117,374 27.1% Drilling Oil and Gas Wells $73,239 3.7% $73,239 3.7% $0 0.0% Natural Gas Distribution $0 0.0% $0 0.0% $0 0.0% Support Activities for Oil and Gas Operations $42,207 38.2% $0 0.0% $0 0.0% Oil & Gas Total $14,033,698 31.2% $11,552,300 25.7% $4,239,374 9.4% Page 42 As of March 31, 2020

Current Expected Credit Loss (CECL) Page 43

CECL Results Moody’s Baseline Forecast Primary Economic Considerations Qualitative Factor Inputs • Formerly COVID-19 Critical Pandemic Forecast, • Unemployment Rate • Portfolio Characteristics updated March 27th • Change in GDP • Industry Exposure – Energy • New infections peak in May • Change in HPI or CREPI • Segment Exposure – CRE (including • 1.5% mortality rate • 10YR Treasury spreads Hotel), Residential Construction, • Infections abate by July-August • Consumer Confidence Consumer, Acquired • Vaccine not expected until mid-2021 • NFIB Small Business Confidence • Historical Data Enhancements • V-shaped recovery with GDP contracting Q1-Q3 • Loan Characteristics, Prepayment Speeds and expansion beginning Q4 • Unemployment remains elevated until 2023 Allowance to Total Loans $140 3.00% $120 2.50% $100 2.00% $80 Millions 1.50% Millions $60 1.00% $40 0.50% $20 $0 0.00% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 1Q-20 ACL ($) ACL to Total Loans (%) Page 44 As of March 31, 2020

ACL Allocation by Segment ($000) Allowance for % of Outstandings* Segments Credit Loss Outstandings Agricultural $256,746 $1,128 0.44% Agricultural Credit Cards 1,659 4 0.24% Agriculture RE 225,831 2,605 1.15% CRE Non-Owner Occupied 1,555,143 15,745 1.01% CRE Owner Occupied 1,717,927 15,705 0.91% Commercial & Floor Plans 1,271,098 33,501 2.64% Commercial Construction 459,795 6,057 1.32% Commercial Credit Cards 74,221 341 0.46% Commercial Purpose 1-4 Family 296,435 4,442 1.50% Consumer Direct & AdvanceLine 172,502 5,511 3.19% Consumer Home Equity & HELOC 427,937 1,473 0.34% Consumer Indirect 774,583 16,595 2.14% Consumer Credit Cards 76,579 2,594 3.39% Land Acquisition and Development 291,093 1,249 0.43% Residential 1-4 Family & Multi-Family 1,110,719 20,987 1.89% Residential Construction 228,405 1,150 0.50% $8,940,674 $129,085 *Variance between modelled loans and total loans are primarily New Markets Tax Credits, overdrafts and loans held-for-sale. Allowance for Credit Loss as a % of Total Loans is 1.43% Page 45 As of March 31, 2020

Investment Portfolio Page 46

Investment Portfolio PORTFOLIO COMPOSITION ($3.0B) QUARTERLY NEW PURCHASES: YIELDS 2.77% 3.00% Fixed MBS 39% 2.38% 2.31% 2.50% 1.97% CMO 28% 2.00% 1.50% Treasury / Agency 7% 1.00% CMBS 6% 0.50% 0.00% Municipal 5% Q2-19 Q3-19 Q4-19 Q1-20 Corporate 7% QUARTERLY NEW PURCHASES: DURATION A/L 6.65 7.00 CD 1% 5.77 5.47 6.00 4.99 SBA 3% 5.00 4.00 Private Label 1% 3.00 2.00 CMO Floating 1% 1.00 Floating MBS 2% 0.00 Q2-19 Q3-19 Q4-19 Q1-20 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% As of March 31, 2020 Page 47

Non-Interest Income Page 48

Non-Interest Income 26.2% of TOTAL REVENUE Other Income 8.2% Other Service Charges and Fees 10.8% Payment Services 23.3% Deposit Service Charges 12.4% Wealth Management Mortgage Banking 14.2% 31.1% Page 49 As of March 31, 2020

Mortgage Production QUARTERLY PRODUCTION VOLUME $400 $350 $300 $250 $200 $ in millions $150 $100 $50 $- Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2015 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 2019 2020 Purchase Refinance Page 50 As of March 31, 2020

Wealth Management Total: $4.74 Billion Assets Under Administration $6,100 $849 $5,600 $5,100 $2,480 $865 $ in millions $4,600 $542 $4,100 $3,600 Q2 2019 Q3 2019 Q4 2019 Q1 2020 (in millions) Discretionary Non-Discretionary Brokerage Retirement Plan Page 51 As of March 31, 2020

Growth Strategies and Capital Allocation Page 52

Maximizing Shareholder Value Management’s priority is to deploy capital through: Organic Growth Dividends M&A Return on Capital Special Share Dividend Repurchases Page 53

We are Delivering Results Since the IPO in March 2010, FIBK has delivered a 171% total return to shareholders FIBK: TOTAL RETURN (03/23/2010 THROUGH 03/31/2020) 350 300 250 200 170.90% 150 Percent (%)Percent 100 50 0 -50 Mar-10 Mar-11 Mar-12 Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 Mar-19 Mar-20 Source: Bloomberg Page 54

Appendix Page 55

Non-GAAP Reconciliation (Dollars in millions, except per share date) As of December 31, 2016 2017 2018 2019 Total common stockholders' equity (GAAP) $982.6 $1,427.6 $1,693.9 $2,013.9 Less goodwill and other intangible assets (excluding MSRs) $222.5 $521.8 $631.6 $711.7 Tangible Common Equity (Non-GAAP) $760.1 $905.8 $1,062.3 $1,302.2 Total Assets (GAAP) $9,063.9 $12,213.3 $13,300.2 $14,644.2 Less goodwill and other intangible assets (excluding MSRs) $222.5 $521.8 $631.6 $711.7 Tangible Assets (Non-GAAP) $8,841.4 $11,691.5 $12,668.6 $13,932.5 Average Balances: Total common stockholders' equity (GAAP) $963.5 $1,243.7 $1,525.8 $1,899.0 Less goodwill and other intangible assets (excluding MSRs) $216.7 $408.9 $566.6 $694.1 Average tangible common stockholders' equity (Non-GAAP) $746.8 $834.8 $959.2 $1,204.9 Common shares outstanding 44,926,176 56,465,559 60,623,247 65,246,339 Net income available to common shareholders $95.7 $106.5 $160.2 $181.0 Book value per common share (GAAP) $21.87 $25.28 $27.94 $30.87 Tangible book value per common share (Non-GAAP) $16.92 $16.04 $17.52 $19.96 Tangible common equity to tangible assets (Non-GAAP) 8.60% 7.75% 8.39% 9.35% Return on average common tangible equity (Non-GAAP) 12.81% 12.76% 16.70% 15.02% Non-performing assets $82.8 $79.5 $68.7 $51.4 90+ days past due $3.8 $3.1 $3.8 $5.7 Tangible equity $760.1 $905.8 $1062.3 $1302.2 Loan loss reserves $76.2 $72.1 $73.0 $73.0 Texas ratio (Non-GAAP) 10.36% 8.45% 6.39% 4.15% Page 56 As of December 31, 2019

Idaho STATE GDP OVERVIEW ECONOMIC DRIVERS STRENGTHS & WEAKNESSES BUSINESS COSTS BUSINESS CYCLE STATUS ID GDP: Industry % Contribution STRENGTHS INDEX RANK ➔ EXPANSION  • Prominent drivers in high tech, agriculture. RECOVERY Government 101% 21 • Above-average population growth AT RISK Other services AGRICULTURE HIGH-TECH and improving net migration. U.S.=100% Highest=1, Lowest=51 MODERATING RECESSION Accommodation WEAKNESSES • Abundance of low-wage service Arts VITALITY IN RECESSION ECONOMIC GROWTH jobs and stagnant wage growth. Health • Highly cyclical tech industries that Gross State Product ID RELATIVE RANK Bottom Line: Educational contribute to above-average Idaho will lead the U.S. 2013-2018 CAGR 3.17% volatility. Professional 109% 10 and the West over the next 2019-2024 CAGR 3.58% • Labor productivity and per capita few quarters. Per capita Real Estate income are well below average. U.S.=100% Best=1, Worst=51 wages will catch up due to an improved job mix and Finance/Insurance SUMMARY OF KEY INDICATORS: IDAHO tight labor markets. Long Information term, beautiful vistas and 2013 2014 2015 2016 2017 2018 INDICATORS 2019 2020 2021 2022 2023 2024 high affordability Transportation 59.8 61.4 63.2 65.6 67.2 69.9 Gross state product (C12$ bil) 71.7 74.1 76.8 79.9 82.7 85.5 compared with the West Retail 638 654 672 694 715 737 Total employment (ths) 755 765 767 776 783 790 Coast will drive above- average population Wholesale 2.6 2.5 2.7 3.4 3 3.1 % change 2.4 1.3 0.3 1.2 1 0.9 growth. ID will remain a 6.1 4.8 4.2 3.8 3.2 2.8 Unemployment rate (%) 2.8 2.8 3.3 3.6 3.8 3.8 Manufacturing top performing state. 3.8 5.8 6.5 3.7 5.5 5.6 Personal income growth (%) 5.9 5.5 5 6.4 5.9 5.6 Construction 1,612 1,631 1,652 1,683 1,719 1,754 Population (ths) 1,789 1,825 1,860 1,896 1,931 1,968 Utilities 5.6 9.9 9.9 22 26.4 25.8 Net migration (ths) 25.2 25.6 25.4 25.3 26 27.1 Mining 6,360 6,293 7,784 9,739 11,019 12,176 Single-family permits (#) 12,255 11,907 15,246 17,503 17,884 17,597 1,750 2,504 2,170 2,426 3,164 3,648 Multifamily permits (#) 3,172 2,933 3,613 3,920 3,991 4,087 Agriculture 271 287 305 328 359 404 FHFA house price (1980Q1=100) 442 449 439 427 421 424 0% 5% 10% 15% 4.8 4 3.5 3.2 3.3 3.2 Mortgage delinquency rate (%) 3.7 3.9 4.3 4.5 4.5 4.4 49.1 54.9 60.3 62 67.5 65.2 New vehicle registrations (ths) 65.6 61 61.7 65.6 64.4 62.3 ID US 5,390 4,612 3,841 3,738 3,691 3,630 Personal bankruptcies (#) 3,697 4,019 4,777 5,769 6,806 7,505 Page 57 Updated as of August 2019 Sources: Moody’s U.S. Précis® State

Montana STATE GDP OVERVIEW ECONOMIC DRIVERS STRENGTHS & WEAKNESSES BUSINESS COSTS BUSINESS CYCLE STATUS STRENGTHS MT GDP: Industry % Contribution INDEX RANK ➔ EXPANSION  • Year-round tourist attractions, including popular national parks. RECOVERY Government 100% 25 AGRICULTURE TOURIST ENERGY & • Relatively low cost of doing AT RISK Other services DESTINATION RESOURCES business. U.S.=100% Highest=1, Lowest=51 MODERATING RECESSION Accommodation • Strong and improving migration trends. VITALITY IN RECESSION Arts ECONOMIC GROWTH WEAKNESSES Health • Far from major markets. RELATIVE RANK Bottom Line: Gross State Product MT • Below-average incomes. Educational Strength in Montana’s two 2013-2018 CAGR 1.11% • Agriculture and tourism vulnerable main drivers, tourism and Professional 88% 33 2019-2024 CAGR 2.57% to harsh weather. healthcare, will enable • Unfavorable age structure. Real Estate U.S.=100% Best=1, Worst=51 near-term employment growth to match the Finance/Insurance nation’s. Longer term, Information above-average population SUMMARY OF KEY INDICATORS: MONTANA gains will allow MT to Transportation match the U.S. in job and 2013 2014 2015 2016 2017 2018 INDICATORS 2019 2020 2021 2022 2023 2024 Retail income growth, but a lack 42.4 43.1 44.7 44.2 44.4 44.8 Gross state product (C12$ bil) 45.1 46.1 47.3 48.7 50 51.2 of private sector drivers Wholesale 449 453 462 468 472 478 Total employment (ths) 482 485 485 488 491 494 will cause MT to Manufacturing 1.9 1 1.9 1.2 1 1.1 % change 0.8 0.7 0 0.7 0.6 0.5 underperform the West. 5.4 4.7 4.2 4.1 3.9 3.7 Unemployment rate (%) 3.7 3.5 4.1 4.5 4.5 4.4 Construction 0.6 5.1 5 2 4.2 5.2 Personal income growth (%) 4.7 4.2 3.3 4.4 4.3 4.2 Utilities 1,014 1,022 1,031 1,041 1,053 1,062 Population (ths) 1,069 1,077 1,084 1,091 1,099 1,106 Mining 7 5.3 5.7 7.8 9.6 6.9 Net migration (ths) 4.9 5.2 5.2 5.3 5.4 5.7 2,620 2,044 2,992 3,113 3,161 3,213 Single-family permits (#) 2,472 2,602 3,276 3,764 3,843 3,742 Agriculture 2,234 1,840 1,834 1,668 1,771 1,886 Multifamily permits (#) 1,018 329 640 864 903 915 0% 5% 10% 15% 20% 361 375 392 409 430 458 FHFA house price (1980Q1=100) 471 473 464 453 449 455 3.6 3.2 2.7 2.5 2.5 2.5 Mortgage delinquency rate (%) 2.7 2.8 3 3.1 3 3 MT US 58.3 62.3 65.3 69 60.4 58.2 New vehicle registrations (ths) 53.7 51.5 51.8 54.8 54.7 53.3 1,719 1,480 1,265 1,280 1,258 1,260 Personal bankruptcies (#) 1,255 1,328 1,519 1,758 1,993 2,141 Page 58 Updated as of August 2019 Sources: Moody’s U.S. Précis® State

Oregon STATE GDP OVERVIEW ECONOMIC DRIVERS STRENGTHS & WEAKNESSES BUSINESS COSTS BUSINESS CYCLE STATUS OR GDP: Industry % Contribution STRENGTHS INDEX RANK ➔ EXPANSION  • Diverse economy with strong export RECOVERY Government focus. 101% 22 • Low energy costs courtesy of a AT RISK TOURIST HIGH-TECH MANUFACT. Other services U.S.=100% DESTINATION network of hydroelectric plants. Highest=1, Lowest=51 MODERATING RECESSION Accommodation • Leader in semiconductor IN RECESSION Arts production, for which global VITALITY ECONOMIC GROWTH demand is strong. Health Gross State Product OR WEAKNESSES RELATIVE RANK Bottom Line: Educational • Strict environmental regulations Oregon’s economy will 2013-2018 CAGR 3.98% that raise business costs. decelerate over the next Professional 123% 3 2019-2024 CAGR 3.02% • Above-average employment year, but gains will Real Estate volatility breeds uncertainty. U.S.=100% Best=1, Worst=51 outpace national trends given the support from Finance/Insurance • Eroding housing affordability. strong neighboring Information economies and SUMMARY OF KEY INDICATORS: OREGON accommodating national Transportation policy. Robust gains in 2013 2014 2015 2016 2017 2018 INDICATORS 2019 2020 2021 2022 2023 2024 Retail mid- and high-wage 175.8 182 191.6 200.3 206.7 213.7 Gross state product (C12$ bil) 219.3 224.2 230.9 239.8 247 254.5 industries such as tech will Wholesale 1,675 1,722 1,781 1,834 1,876 1,910 Total employment (ths) 1,949 1,973 1,981 2,006 2,030 2,052 boost per capita income, Manufacturing 2.1 2.8 3.4 3 2.3 1.8 % change 2 1.3 0.4 1.3 1.2 1.1 but trade tensions are a 7.9 6.8 5.6 4.8 4.1 4.1 Unemployment rate (%) 4.3 4.2 4.9 5.3 5.4 5.3 short-term threat. Construction Supported by relatively 1.7 7.2 7.8 4.8 5.2 5 Personal income growth (%) 5.6 5.4 5.1 6.7 6.1 5.8 Utilities low costs, a deep talent 3,923 3,964 4,017 4,091 4,147 4,191 Population (ths) 4,237 4,285 4,331 4,378 4,424 4,470 pool, and a dynamic tech Mining 12.3 29.4 42.2 64 45.7 35 Net migration (ths) 37 37.3 36.8 37.4 37.7 38.6 sector, OR will remain an Agriculture 8,417 8,573 10,255 11,006 10,604 11,217 Single-family permits (#) 10,531 13,214 17,233 19,979 20,384 19,912 above-average performer 6,426 8,072 7,255 8,580 9,449 8,915 Multifamily permits (#) 8,030 6,439 7,315 7,947 8,130 8,296 in the long term. 0% 10% 20% 30% 368 399 434 483 527 565 FHFA house price (1980Q1=100) 592 603 610 623 647 685 OR US 4.3 3.8 3.1 2.6 2.5 2.2 Mortgage delinquency rate (%) 2.3 2.4 2.6 2.7 2.7 2.6 146.7 156.3 169.7 185.4 188.9 178.8 New vehicle registrations (ths) 161.6 146.8 152.3 165.7 164.8 158.8 13,246 12,059 10,600 8,906 8,991 8,612 Personal bankruptcies (#) 8,697 9,391 11,149 13,443 15,807 17,341 Page 59 Updated as of August 2019 Sources: Moody’s U.S. Précis® State

South Dakota STATE GDP OVERVIEW ECONOMIC DRIVERS STRENGTHS & WEAKNESSES BUSINESS COSTS BUSINESS CYCLE STATUS SD GDP: Industry % Contribution STRENGTHS INDEX RANK ➔ EXPANSION  • Favorable business climate, low RECOVERY Government costs. 85% 50 TOURIST MEDICAL FINANCIAL • No state tax on personal income. AT RISK Other services DESTINATION CENTER CENTER U.S.=100% • High housing affordability despite Highest=1, Lowest=51 MODERATING RECESSION Accommodation prices that are well above their IN RECESSION Arts prior peak. VITALITY ECONOMIC GROWTH • Strong labor force growth. Health Gross State Product SD WEAKNESSES RELATIVE RANK Bottom Line: Educational • Heavy reliance on cyclical tourism. South Dakota will enjoy 2013-2018 CAGR 1.03% solid near-term growth Professional • High dependence on agriculture 87% 38 2019-2024 CAGR 2.67% and exposure to volatile commodity with consumer industries Real Estate prices. U.S.=100% Best=1, Worst=51 at the fore. Weak agricultural conditions will Finance/Insurance remain a sore spot. In the Information long term, robust SUMMARY OF KEY INDICATORS: SOUTH DAKOTA demographic trends and a Transportation favorable business climate 2013 2014 2015 2016 2017 2018 INDICATORS 2019 2020 2021 2022 2023 2024 Retail will drive investment. SD 43.6 44.1 45.3 45.4 45.3 45.9 Gross state product (C12$ bil) 46.9 48 49.2 50.8 52.1 53.5 will outshine the region Wholesale 418 424 429 432 434 439 Total employment (ths) 448 451 451 455 458 460 and keep pace with the Manufacturing 0.9 1.5 1.1 0.9 0.4 1.2 % change 1.9 0.8 0 0.7 0.7 0.6 U.S. in job creation. Construction 3.8 3.4 3.1 3 3.2 3 Unemployment rate (%) 2.7 2.5 2.8 3 2.9 2.9 1.2 4.8 4.3 0.6 1.6 4.2 Personal income growth (%) 4.5 3.8 3 4 3.8 3.7 Utilities 842 849 854 863 873 882 Population (ths) 890 896 903 909 915 921 Mining 3.9 1.5 0.4 4.4 5.7 4.3 Net migration (ths) 2.7 2.3 1.9 1.7 1.8 1.8 Agriculture 3,193 2,798 2,868 3,195 3,386 2,848 Single-family permits (#) 2,610 3,494 4,340 4,874 5,006 4,986 2,289 1,924 1,614 2,491 2,021 2,176 Multifamily permits (#) 1,903 2,157 2,474 2,539 2,598 2,743 0% 5% 10% 15% 307 317 330 346 366 385 FHFA house price (1980Q1=100) 403 404 407 413 423 434 SD US 3.3 3 2.8 2.6 2.6 2.5 Mortgage delinquency rate (%) 2.8 2.7 2.8 2.9 2.8 2.8 38.8 39.4 39.7 37.7 40.7 38.5 New vehicle registrations (ths) 36.5 34.7 35.2 37.9 37.6 36.2 1,249 1,150 1,051 1,055 1,003 1,028 Personal bankruptcies (#) 955 1,061 1,240 1,511 1,735 1,827 Page 60 Updated as of August 2019 Sources: Moody’s U.S. Précis® State

Washington STATE GDP OVERVIEW ECONOMIC DRIVERS STRENGTHS & WEAKNESSES BUSINESS COSTS BUSINESS CYCLE STATUS WA GDP: Industry % Contribution STRENGTHS INDEX RANK ➔ EXPANSION  • Fast-growing software and IT RECOVERY industries. Government 96% 35 • Top-ranked public university that AT RISK Other services HIGH-TECH MANUFACT. DEFENSE drives exceptionally high U.S.=100% Highest=1, Lowest=51 MODERATING RECESSION Accommodation educational attainment. • Low costs relative to Silicon Valley VITALITY IN RECESSION Arts ECONOMIC GROWTH and deep pool of engineering Health Gross State Product WA talent. RELATIVE RANK Bottom Line: Educational WEAKNESSES Washington’s economy 2013-2018 CAGR 4.27% • Shrinking aerospace industry is well and hardy. Troubles Professional 123% 2 2019-2024 CAGR 2.80% hampers growth in mid-wage jobs. at Boeing create risk for Real Estate • Large agriculture industry is U.S.=100% Best=1, Worst=51 Washington’s aerospace exposed to commodity prices. industry, but growth in Finance/Insurance tech will sustain handsome Information job and income gains. The SUMMARY OF KEY INDICATORS: WASHINGTON tight labor market will Transportation cause growth to 2013 2014 2015 2016 2017 2018 INDICATORS 2019 2020 2021 2022 2023 2024 Retail decelerate. However, all 411.1 425.3 443.4 460.1 479.2 506.7 Gross state product (C12$ bil) 524.1 536 550.3 569.7 585.2 601.7 signs point to a soft Wholesale 2,984 3,058 3,145 3,242 3,322 3,406 Total employment (ths) 3,489 3,544 3,561 3,599 3,632 3,660 landing that will keep Manufacturing 2.2 2.5 2.9 3.1 2.4 2.5 % change 2.5 1.6 0.5 1.1 0.9 0.8 WA’s status as the head 7 6.1 5.6 5.3 4.7 4.5 Unemployment rate (%) 4.6 4.6 5 5.2 5.2 5.2 of the West and U.S. Construction expansions secure. 2.1 8.1 6 5.1 6.1 6.7 Personal income growth (%) 5.3 5 4.8 6 5.6 5.3 Utilities 6,963 7,052 7,164 7,295 7,425 7,536 Population (ths) 7,636 7,735 7,833 7,934 8,037 8,140 Mining 34.1 53.6 76 95.9 95.9 77.1 Net migration (ths) 67.1 66.5 64.9 69.4 71.3 73 Agriculture 18,396 17,905 19,797 22,463 23,115 23,676 Single-family permits (#) 22,424 24,641 30,511 35,017 36,044 35,107 14,566 15,993 20,577 21,614 22,679 24,070 Multifamily permits (#) 23,569 18,096 19,626 20,901 21,278 21,746 0% 5% 10% 15% 400 427 462 511 568 629 FHFA house price (1980Q1=100) 662 682 699 721 752 796 WA US 5.1 4.1 3.2 2.7 2.5 2.2 Mortgage delinquency rate (%) 2.4 2.5 2.8 2.9 2.9 2.8 251.2 264.3 285.9 302.9 308.9 302.8 New vehicle registrations (ths) 303.2 292.5 291.7 309.5 307.1 297.9 24,171 20,814 17,973 15,961 14,355 13,032 Personal bankruptcies (#) 12,783 13,782 16,227 19,409 22,687 24,845 Page 61 Updated as of August 2019 Sources: Moody’s U.S. Précis® State

Wyoming STATE GDP OVERVIEW ECONOMIC DRIVERS STRENGTHS & WEAKNESSES BUSINESS COSTS BUSINESS CYCLE STATUS STRENGTHS WY GDP: Industry % Contribution INDEX RANK EXPANSION • Abundant natural energy resources. • National parks, a magnet for ➔ RECOVERY  Government domestic and international tourism. 99% 26 AGRICULTURE DEFENSE ENERGY & AT RISK Other services • Low business costs relative to the RESOURCES U.S.=100% Highest=1, Lowest=51 MODERATING RECESSION Accommodation region. WEAKNESSES IN RECESSION Arts VITALITY ECONOMIC GROWTH • Low industrial diversity, high Health employment concentration in RELATIVE RANK Bottom Line: Gross State Product WY volatile energy industry. Educational Wyoming will create more 2013-2018 CAGR -0.05% • Below-average educational Professional 62% 50 jobs this year than last, 2019-2024 CAGR 2.02% attainment. but the economic growth Real Estate • Net negative migration. U.S.=100% Best=1, Worst=51 will be slower because of Finance/Insurance • High rental vacancy rate. weaker prospects for mining and negative spread Information effects. More tourists SUMMARY OF KEY INDICATORS: WYOMING Transportation should lend support to consumer industries, but 2013 2014 2015 2016 2017 2018 INDICATORS 2019 2020 2021 2022 2023 2024 Retail fewer residents and fading 38.5 38.6 39.6 38.1 38.3 38.4 Gross state product (C12$ bil) 40 40.7 41.7 42.5 43.3 44.2 Wholesale support from goods 294 298 297 286 284 286 Total employment (ths) 290 291 291 293 295 297 industries will apply Manufacturing 0.4 1.5 -0.5 -3.7 -0.8 0.8 % change 1.4 0.4 0 0.7 0.6 0.6 restraint. Longer term, low employment diversity Construction 4.7 4.1 4.3 5.3 4.2 4.1 Unemployment rate (%) 3.5 3.2 3.5 3.7 3.7 3.8 and a lack of value-added -0.1 6.8 1.5 -3.2 2.4 4.5 Personal income growth (%) 3.8 3.3 2.9 3.9 3.7 3.6 Utilities industries outside energy 582 583 586 584 579 578 Population (ths) 580 582 584 586 588 590 will contribute to soft Mining 2.9 -2.8 0.2 -4.2 -7.9 -3.1 Net migration (ths) 0.1 -0.2 -0.2 0.3 0.4 0.4 population trends and Agriculture 1,691 1,614 1,681 1,549 1,464 1,533 Single-family permits (#) 1,621 1,786 2,278 2,598 2,633 2,554 below-average growth. 609 287 222 178 462 279 Multifamily permits (#) 265 168 225 265 264 259 0% 5% 10% 15% 20% 25% 274 282 293 300 305 318 FHFA house price (1980Q1=100) 322 333 343 353 364 378 WY US 4.7 4 3.7 4 3.9 3.5 Mortgage delinquency rate (%) 3.6 3.5 3.6 3.7 3.7 3.6 26.7 28.6 27.1 23.7 25.8 26.4 New vehicle registrations (ths) 26.8 25.1 26 27.9 27.3 26.5 1,185 912 844 952 986 976 Personal bankruptcies (#) 923 993 1,182 1,431 1,690 1,855 Page 62 Updated as of August 2019 Sources: Moody’s U.S. Précis® State